UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2025

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 E. Putnam Ave, Suite 378, Greenwich, CT 06830

(Address of principal executive offices)

(800) 742-3095

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, with 10 warrants exercisable for one share of Common Stock at an exercise price of $115.00	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 27, 2025, The Nasdaq Stock Market LLC (“Nasdaq”) approved the transfer of the listing of the common stock, par value $0.0001 per share (the “Common Stock”), of Stardust Power Inc. (the “Company”) from The Nasdaq Global Market to The Nasdaq Capital Market (the “NCM”). The transfer was effective at the opening of business on October 29, 2025, and the Company’s Common Stock, and redeemable warrants continue to trade under the symbols “SDST” and “SDSTW” respectively.

Stardust Power was set to appeal the previously disclosed notice under Rule 5450(b)(2)(A) of Nasdaq Listing Rules (the “MVLS Rule”) at a hearing scheduled before the Nasdaq Hearings Panel scheduled for November 4, 2025, which, per a formal notice received on October 28, 2025, has been cancelled and the matter is now closed. This confirms that the Company had no outstanding deficiency matters and is in compliance with the continued listing requirements of the Nasdaq. The transfer does not affect the Company’s business operations or its reporting requirements under the Securities Exchange Act of 1934.

Item 7.01. Regulation FD Disclosure.

On October 31, 2025, the Company issued a press release regarding the compliance described above, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARDUST POWER INC.

Date: October 31, 2025	By:	/s/ Roshan Pujari
	Name:	Roshan Pujari
	Title:	Chief Executive Officer

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